UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 8, 2016
BMW FS SECURITIES LLC
(Exact Name of Depositor and Registrant as specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-208642	22-2013053
(Commission File Number)	(IRS Employer Identification No.)

300 Chestnut Ridge Road, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 307-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 8, 2016, BMW Financial Services NA, LLC and BMW FS Receivables Corporation entered into an Amended and Restated Limited Liability Company Agreement for BMW FS Securities LLC for purposes of, among other things, revising certain provisions to be consistent with changes to applicable law and modifying provisions therein related to the appointment of officers of BMW FS Securities LLC and the indemnification of members and officers of BMW FS Securities LLC.  A copy of the Amended and Restated Limited Liability Company Agreement for BMW FS Securities LLC, which is effective as of July 8, 2016, is attached to this Form 8-K as Exhibit 3.2 and is incorporated herein by reference.
Item 9.01.                          Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:
3.2	Amended and Restated Limited Liability Company Agreement for BMW FS Securities LLC, effective as of July 8, 2016, entered into by BMW Financial Services NA, LLC and BMW FS Receivables Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMW FS SECURITIES LLC

By:      BMW Financial Services NA, LLC,
as Managing Member

By:  /s/ Stefan Glebke
Name:	Stefan Glebke
Title:	Treasurer

By:  /s/ Ritu Chandy
Name:	Ritu Chandy
Title:	Vice President – Finance & Chief Financial Officer

Dated: July 8, 2016

EXHIBIT INDEX
3.2	Amended and Restated Limited Liability Company Agreement for BMW FS Securities LLC, effective as of July 8, 2016, entered into by BMW Financial Services NA, LLC and BMW FS Receivables Corporation